SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2004

TRINITY INDUSTRIES, INC.

Delaware	1-6903	75-0225040
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No. )

2525 Stemmons Freeway, Dallas, Texas	75207-2401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 631-4420

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Consent of Ernst & Young LLP
Audited Consolidated Financial Statements

Item 8.01 Other Events.

     On March 10, 2004, Trinity Industries, Inc. issued $300,000,000 principal amount of its 6½% Senior Notes due 2014 (the “Original Notes”) in a private placement. Effective September 1, 2004, all of the outstanding Original Notes were exchanged for registered 6½% Senior Notes due 2014 (the “Exchange Notes”) pursuant to a Registration Statement filed on Form S-4, which included financial statement information required for the offering of the Exchange Notes pursuant to Rule 3-10 of Regulation S-X.

     Trinity is filing this Current Report on Form 8-K for the purpose of filing its audited consolidated financial statements as of December 31, 2003 and 2002 and the nine months ended December 31, 2001, which includes in Note 19 thereto supplemental financial information for its subsidiaries that are guarantors of the Exchange Notes and for its non-guarantor subsidiaries, and unaudited consolidated financial statements for the quarters ended March 31, 2004 and 2003, which includes in Note 11 thereto supplemental financial information for its subsidiaries that are guarantors of the Exchange Notes and for its non-guarantor subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements as of December 31, 2003 and 2002 and the nine months ended December 31, 2001, and the unaudited consolidated financial statements for the quarters ended March 31, 2004 and 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY INDUSTRIES, INC.
By:	/s/ Michael G. Fortado
Michael G. Fortado
Vice President and Secretary

Date: November 30, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Audited consolidated financial statements as of December 31, 2003 and 2002 and the nine months ended December 31, 2001, and the unaudited consolidated financial statements for the quarters ended March 31, 2004 and 2003.